                                                   EXHIBIT INDEX

        Exhibit No.          Description
           10.1              Seventh Amendment of Lease and related Letter Agreement

                                                                                                       EXHIBIT 10.1

                                            SEVENTH AMENDMENT OF LEASE

This Agreement  made and entered into as of February 24, 2006 by and between Rodger P. Nordblom,  Peter C. Nordblom and  Robert  W.  Nordblom,  as  Trustees  of  Oceana  Way  Associates  (hereinafter  called  "Landlord")  and Elcom
International, Inc. a Delaware Corporation (hereinafter called "Tenant").

                                                    WITNESSETH

WHEREAS,  Landlord and Catalink Direct,  Inc.,  Tenant's  predecessor in interest,  entered into a lease dated July
15, 1995, as amended by an Agreement of Amendment  dated October 20, 1997, an Assignment and  Assumption  Agreement
dated  December  20, 2000, a Second  Amendment to Lease dated  December 31, 2000, a Third  Amendment of Lease dated
December 31, 2002, a Fourth  Amendment of Lease dated January 6, 2004, a Fifth  Amendment  dated December 27, 2004, a Sixth Amendment of Lease dated June 20, 2005 (collectively,  the "Lease"),  with respect to a premises located at
10 Oceana Way, Norwood, Massachusetts.

WHEREAS,  Landlord and Tenant  hereby  acknowledge  and confirm that as of January 31, 2006,  Tenant owes  Landlord
$423,220 in unpaid base rent and additional rent, and

WHEREAS,  the term of the Lease is scheduled to end on July 31, 2006,  and Landlord and Tenant desire to extend the lease term so that it will instead end on December 31, 2007, and to adjust the rent for the Premises, and

WHEREAS,  Landlord has elected to receive  common stock of Tenant in  satisfaction  of a portion of the unpaid base rent and additional rent as provided in the Sixth Amendment of Lease,

NOW THEREFORE,  in  consideration  of the mutual promises and  undertakings  contained  herein,  the parties hereby agree that the Lease is modified and amended as follows, effective as of the date hereof:

1.       Upon the signing of this  agreement,  the Tenant will present to the Landlord a check for  $173,220.00 (U.
                  S.  dollars)  and to the  Trustees  of  Nordblom  Properties,  under  Declaration  of Trust dated
                  November 4, 1955 and  recorded  in Norfolk  Registry  of Deeds,  Book 3422,  Page 351, as amended
                  ("Nordblom"),  holders  of the  beneficial  interest  of  Landlord,  shares  of  stock  in  Elcom
                  International,  Inc.  equivalent to $250,000.00  (U.S.  Dollars).  The description of said common stock and the exact  number of shares are  described  in  Paragraph 4 below.  Upon receipt of the
                  $173,220  cash  payment and the common stock (as set forth in  paragraph  4), the  Landlord  will return  the  Negotiable  Promissory  Note  issued  by  Tenant in favor of  Landlord  pursuant  to previous Lease Amendments, marked as cancelled and paid in full.

2.       The term of this Lease is hereby extended such that it shall end on December 31, 2007.

3.       Effective  February 1, 2006 the Annual Fixed Rent Rate for the Premises shall be $270,872.64,  the Monthly fixed Rent Rate shall be  $22,572.72  per month,  shall  remain in effect  from  February 1, 2006 through the end of the term as extended herein (i.e. until December 31, 2007).

4.       On January 31, 2006,  Landlord  elected to receive  payment of $250,000 of the Total  Deferred Rent Amount in the form of  common  stock  issued by Elcom  International,  Inc.  Tenant  and  Landlord  have agreed that the mean price per share of the common stock is $0.0723 and,  accordingly,  3,458,293 shares of common  stock  will be issued in  satisfaction  of the  $250,000  portion  of the Total
                  Deferred  Rent  elected by  Landlord to be paid in common  stock,  in  accordance  with the Sixth
                  Amendment.  Landlord  has  requested  that the  shares  of  common  stock be  issued  in the name
                  Nordblom pursuant to a letter agreement of even date herewith.

5.       The recitals set forth above are hereby  incorporated  into this Amendment.  Capitalized words used herein that are not defined  shall have the meanings  ascribed to them in the Lease.  To the extent that the meaning of a  capitalized  word(s) used herein  differ from the meanings  given to them under the Sixth Amendment, the definition of such word(s) set forth herein shall apply.

6.       Nordblom is a third party  beneficiary  of this  Agreement and may bring action for any legal or equitable remedy.

         As herein  amended,  the Lease is ratified and confirmed in all respects and shall  continue in full force and effect.

         IN WITNESS  WHEREOF,  Landlord and Tenant have duly  executed  this Seventh  Amendment to take effect as a sealed instrument as of February 1, 2006.

                                                     Landlord:
                                                     /s/ Rodger P. Nordblom
                                                     As Trustee of Oceana Way Associates,
                                                     And not individually

                                                     /s/ Robert W. Nordblom
                                                     As Trustee of Oceana Way Associates
                                                     And not individually

                                                     TENANT:
                                                     Elcom International, Inc.

                                                     By: :/s/ Robert J. Crowell
                                                     Robert J. Crowell
                                                     Chairman
                                                     Hereunto Duly Authorized

                                                          Letter Agreement

         This  letter  agreement  is  entered  into  this  24th  day  of  February,   2006  by  and  between  Elcom
International,  Inc.  ("Company"),  whose  principal  address is 10 Oceana  Way,  Norwood,  MA 025062 and Rodger P.
Nordblom,  Peter C.  Nordblom  and Robert W.  Nordblom,  as Trustees of Nordblom  Properties  ("Purchaser"),  whose principal address is 15 Third Avenue, Burlington, MA 01803.

         WHEREAS,  Company  and the  Trustees  of  Oceana  Way  Associates  ("Oceana"),  whom  Purchaser  owns  the beneficial  interest in, have  entered into an amended  lease  agreement of even date  herewith,  which among other provisions,  provides  that Company will issue  3,458,293  shares of common stock of the Company (the  "Shares") to
Purchaser  in  satisfaction  of a portion of the unpaid  base rent and  additional  rent as provided in the amended lease; and

         WHEREAS,  the Shares issued will not be registered with the Securities and Exchange  Commission  under the
Securities Act of 1933, as amended (the "Securities Act").

NOW THEREFORE,  in  consideration  of the mutual promises and  undertakings  contained  herein,  the parties hereby agree as of the date hereof:

     1.  Representations of the Purchaser.  The Purchaser represents and warrants to the Company as follows:

         (a)      Investment.  The  Purchaser  is  acquiring  the  Shares  for  his,  her or its  own  account  for investment and not with a view to, or for sale in connection with, any distribution  thereof,  nor with any present intention of distributing  or selling the same;  and,  except as contemplated by this Agreement,  the Purchaser has no present or contemplated agreement, undertaking,  arrangement,  obligation,  indebtedness or commitment providing for the disposition thereof.

         (b)      Accredited  Investor.  The Purchaser is an "accredited  investor" as defined in Rule 501(a) under the Securities Act.

         (c)      Authority.  The  Purchaser  has full  power  and  authority  to enter  into and to  perform  this
Agreement  in  accordance  with  its  terms.  If  the  Purchaser  is  a  corporation,  limited  liability  company, partnership  or trust,  the Purchaser  represents  that it has not been  organized,  reorganized  or  recapitalized specifically for the purpose of investing in the Company.

         (d)      Experience.  The Purchaser  has carefully  reviewed the  representations  concerning  the Company contained in this Agreement and has made detailed inquiry  concerning the Company,  its business and its personnel;
the officers of the Company have made available to the Purchaser any and all written  information  which he, she or it has requested and have answered to the  Purchaser's  satisfaction  all inquiries made by the Purchaser;  and the
Purchaser  has  sufficient  knowledge  and  experience  in finance  and  business  that he, she or it is capable of evaluating  the  risks  and  merits  of  his,  her or its  investment  in the  Company  and the  Purchaser  is able financially to bear the risks thereof.

     2.  Representations  of the Company.  The Company  represents  and warrants to the  Purchaser and to Oceana as follows:

         (a)      The Company is a corporation  duly organized,  validly  existing,  and in good standing under the laws of the State of Delaware;  is duly registered to do business as a foreign  corporation and is in good standing in the  Commonwealth  of  Massachusetts;  and has all  requisite  corporate  power  and  authority  to carry on its business as now conducted and as proposed to be conducted by it.

         (b)      The Shares,  when issued pursuant to this Agreement,  will be duly authorized and validly issued, fully  paid and  nonassessable,  and  issued  and sold by the  Company  in  accordance  with  and  pursuant  to all applicable federal and state securities laws.

         (c)      Based on the  representations  made by Purchaser in Section 1 of this Agreement,  the issuance of the Shares by the  Company to  Purchaser  will be in  compliance  with  federal and state  securities  laws and the
Company  has,  or will  forthwith  after the  issuance  of the  Shares,  make any and all  filings  required  under applicable federal and state securities laws in connection with the issuance of the Shares.

         (d)      The Shares will not be subject to any  preemptive  rights that have not been  properly  waived or complied  with. No person or entity other than the Purchaser has any claim to purchase or otherwise  acquire any of the Shares.

         (e)      Apart from transfer  restrictions  imposed by or created under this Agreement,  by applicable law or by  Purchaser,  the  Shares  will  not  be  subject  to  any  transfer  restriction  imposed  by  the  Company's organizational or governance  documents,  or, to Company's  knowledge,  by any other agreement or document to which any of the Company, its stockholders, or Purchaser may be subject.

         (f)      All  necessary  corporate  action  on the  part of the  Company,  its  officers,  directors,  and stockholders  necessary  for the due and  valid  authorization,  execution  and  delivery  by the  Company  of this
Agreement,  the performance of all obligations of the Company  hereunder,  and the authorization,  issuance,  sale, and delivery of the Shares has been taken,  and this Agreement  constitutes  the  enforceable,  valid,  and legally binding obligations of the Company.

         (g)      The  execution and delivery of this  Agreement  and the issuance of the Shares to Purchaser  will not (i) conflict with or violate any provision of the Company's  organizational or governance  documents including, without  limitation,  Company's  Certificate of  Incorporation,  as amended and/or restated,  and its Bylaws;  (ii)
other than  filings  required  under  federal and state  securities  laws,  if  applicable,  require on the part of
Company any filing with,  or any permit,  order,  authorization,  consent or approval of, any court,  arbitrational tribunal,  administrative  agency or commission or other  governmental  or  regulatory  authority or agency;  (iii)
conflict with,  result in a breach of,  constitute  (with or without due notice or lapse of time or both) a default under,  result in the  acceleration of obligations  under,  create in any person or entity the right to accelerate, terminate,  modify or cancel,  or require any notice,  consent or waiver  under,  any  contract,  lease,  sublease, license,  sublicense,  franchise,  permit,  indenture,  agreement  or mortgage for borrowed  money,  instrument  of indebtedness,  security interest,  lien, or other arrangement to which Company is a party or by which Company is or
Company's  assets are  subject;  (vi) result in the  imposition  of any  security  interest  upon any of  Company's assets; or (v) violate any order, writ,  injunction,  decree,  statute, rule or regulation applicable to Company or any of its properties or assets.

     3.  Transfer of Shares.

         (a)      Restricted  Shares.  "Restricted  Shares"  means the Shares and any other shares of capital stock of the Company issued in respect of the Shares (as a result of stock splits,  stock  dividends,  reclassifications, recapitalizations or similar events);  provided,  however,  that shares of common stock which are Restricted Shares shall cease to be Restricted  Shares  (x) upon any sale pursuant to a registration  statement  under the Securities
Act,  Section 4(1)  of the  Securities  Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

         (b)      Requirements for Transfer.

                  (i)      Restricted  Shares shall not be sold or transferred  unless either  (A) they first shall have been  registered  under the Securities Act, or (B) the Company first shall have been furnished with an opinion of legal counsel,  reasonably  satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (ii)     Notwithstanding  the foregoing,  no registration or opinion of counsel shall be required for (i) a transfer by a Purchaser to an Affiliated  Party (as such term is defined below) of the Purchaser,  (ii) a transfer  by a Purchaser  which is a  partnership  to a partner of such  partnership  or a retired  partner of such partnership who retires after the date hereof,  or to the estate of any such partner or retired  partner,  or (iii)
a transfer by a Purchaser which is a limited  liability  company to a member of such limited liability company or a retired  member who resigns after the date hereof or to the estate of any such member or retired  member;  provided that the  transferee  in each case  agrees in  writing to be  subject  to the terms of this  Section 2  to the same extent as if it were the original  Purchaser  hereunder,  or (iv) a transfer made in accordance with Rule 144 under the Securities  Act. For purposes of this Agreement  "Affiliated  Party" shall mean, with respect to any Purchaser, any person or entity which,  directly or  indirectly,  controls,  is controlled by or is under common  control with such Purchaser,  including,  without limitation, any general partner, officer or director of such Purchaser and any venture  capital fund now or hereafter  existing which is controlled by one or more general  partners of, or shares the same management company as, such Purchaser.

         (c)      Legend.  Each certificate  representing  Restricted  Shares shall bear a legend  substantially in the following form:

         "The shares  represented by this certificate have not been registered under the
         Securities Act of 1933, as amended,  and may not be offered,  sold or otherwise
         transferred,   pledged  or  hypothecated  unless  and  until  such  shares  are registered under such Act or an opinion of counsel  satisfactory to the Company is obtained to the effect that such registration is not required."

         The foregoing legend shall be removed from the certificates  representing  any Restricted  Shares,  at the request of the holder thereof,  at such time as they become  eligible for resale pursuant to Rule 144(k)  under the
Securities Act.

         4.       Oceana is a third party  beneficiary of this Letter  Agreement and may bring action for any legal or equitable remedy.

IN WITNESS WHEREOF, Company and Purchaser have duly executed this Letter Agreement.

                                                     Elcom International, Inc. ("Company")

                                                     By:/s/ Robert J. Crowell
                                                     Robert J. Crowell
                                                     Chairman
                                                     Hereunto Duly Authorized

                                                     Trustees of Nordblom Properties

                                                     By: /s/ Rodger P. Nordblom
                                                     As Trustee only, and not individually

                                                     By:  /s/ Robert W. Nordblom
                                                     As Trustee only, and not individually